Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2015
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.58%	0.65%	0.61%	0.55%	9.76%
Return on equity (ratio of net income to average equity) (1)	3.96	4.41	4.14	3.64	75.56
Net interest rate spread (1)	3.35	3.33	3.36	3.42	3.39
Net interest margin (1)	3.43	3.40	3.42	3.48	3.44
Efficiency ratio	83.16	77.77	76.04	80.49	81.24
Noninterest expense to average total assets (1)	3.08	2.85	2.77	2.90	3.08
Average interest–earning assets to average interest–bearing liabilities	138.91	134.89	131.42	124.76	124.52
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	251	264	264	267	269

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,192	$8,809	$10,591	$10,211	$9,693
Interest-bearing deposits in other financial institutions	46,185	52,661	66,835	56,043	49,888
Securities, at fair value	114,753	104,242	99,137	114,039	121,174
Loans receivable, net	1,232,257	1,162,298	1,156,667	1,153,638	1,172,356
Other real estate owned, net	7,011	4,809	5,539	6,316	6,358
Stock in Federal Home Loan Bank, at cost	6,257	6,257	6,257	6,257	6,257
Premises and equipment, net	32,726	33,063	33,502	33,943	34,286
Intangible assets	1,305	1,441	1,577	1,713	1,855
Bank owned life insurance	22,387	22,335	22,287	22,242	22,193
Deferred taxes	26,695	27,733	29,145	30,437	31,643
Other assets	9,675	7,775	8,201	8,530	9,707
Total assets	$1,512,443	$1,431,423	$1,439,738	$1,443,369	$1,465,410

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,212,919	$1,181,534	$1,200,226	$1,202,764	$1,211,713
Borrowings	64,318	18,048	3,039	3,217	12,921
Other liabilities	22,842	18,767	24,725	19,842	24,655
Total liabilities	1,300,079	1,218,349	1,227,990	1,225,823	1,249,289
Stockholders’ equity	212,364	213,074	211,748	217,546	216,121
Total liabilities and stockholders’ equity	$1,512,443	$1,431,423	$1,439,738	$1,443,369	$1,465,410
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2015	2014
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,411	$12,147	$12,193	$12,211	$12,413	$48,962	$49,349
Total interest expense	738	699	691	686	714	2,814	3,046
Net interest income before provision	11,673	11,448	11,502	11,525	11,699	46,148	46,303
Recovery of loan losses	(1,038)	(956)	(488)	(724)	(756)	(3,206)	(736)
Net interest income	12,711	12,404	11,990	12,249	12,455	49,354	47,039
Noninterest income	1,757	1,709	1,689	1,536	1,769	6,691	6,709
Noninterest expense	11,169	10,232	10,031	10,513	10,941	41,945	44,451
Income before income tax	3,299	3,881	3,648	3,272	3,283	14,100	9,297
Income tax expense (benefit)	1,183	1,532	1,424	1,286	(31,395)	5,425	(31,317)
Net income	$2,116	$2,349	$2,224	$1,986	$34,678	$8,675	$40,614
Basic earnings per common share	$0.11	$0.12	$0.11	$0.10	$1.72	$0.44	$2.01
Diluted earnings per common share	$0.11	$0.12	$0.11	$0.10	$1.72	$0.44	$2.01

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$603	$648	$532	$465	$530	$2,248	$1,933
Other fee income	505	502	601	535	561	2,143	2,264
Insurance commissions and annuities income	169	68	86	63	152	386	431
Gain on sales of loans, net	10	37	28	27	51	102	158
Loss on sale of securities	—	—	—	—	—	—	(7)
Gain (loss) on disposition of premises and equipment	—	—	(1)	—	—	(1)	5
Loan servicing fees	83	85	96	90	108	354	418
Amortization of servicing assets	(32)	(35)	(35)	(35)	(29)	(137)	(135)
Recovery (impairment) of servicing assets	(1)	(15)	3	10	(2)	(3)	(8)
Earnings on bank owned life insurance	52	48	45	49	53	194	235
Trust income	183	172	183	174	178	712	683
Other	185	199	151	158	167	693	732
Total noninterest income	$1,757	$1,709	$1,689	$1,536	$1,769	$6,691	$6,709

Noninterest Expense
Compensation and benefits	$6,034	$5,329	$5,278	$5,581	$5,828	$22,222	$22,874
Office occupancy and equipment	1,620	1,537	1,670	1,695	1,651	6,522	6,878
Advertising and public relations	208	212	227	344	366	991	1,100
Information technology	687	686	657	639	672	2,669	2,676
Supplies, telephone, and postage	397	393	385	411	410	1,586	1,579
Amortization of intangibles	136	136	136	142	143	550	578
Nonperforming asset management	239	244	108	90	219	681	838
Loss (gain) on sales of other real estate owned	33	(11)	(22)	(58)	75	(58)	35
Valuation adjustments of other real estate owned	81	231	23	213	46	548	438
Operations of other real estate owned	169	114	91	199	127	573	935
FDIC insurance premiums	205	202	262	235	259	904	1,416
Other	1,360	1,159	1,216	1,022	1,145	4,757	5,104
Total noninterest expense	$11,169	$10,232	$10,031	$10,513	$10,941	$41,945	$44,451

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$159,501	$164,124	$170,146	$176,910	$180,337
Multi–family mortgage loans	506,026	478,057	480,585	472,432	480,349
Nonresidential real estate loans	226,735	223,528	224,995	226,461	234,500
Construction and land loans	1,313	1,322	1,442	1,404	1,885
Commercial loans	79,516	80,216	61,344	64,953	66,882
Commercial leases	265,405	221,622	225,676	219,988	217,143
Consumer loans	1,831	1,927	1,768	1,747	2,051
	1,240,327	1,170,796	1,165,956	1,163,895	1,183,147
Net deferred loan origination costs	1,621	1,583	1,521	1,319	1,199
Allowance for loan losses	(9,691)	(10,081)	(10,810)	(11,576)	(11,990)
Loans, net	$1,232,257	$1,162,298	$1,156,667	$1,153,638	$1,172,356

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$2,657	$3,267	$3,350	$2,388	$4,119
Multi–family mortgage loans	43,110	16,302	27,822	13,417	47,929
Nonresidential real estate loans	20,408	4,025	5,564	4,045	7,024
Commercial loans	44,293	56,950	46,683	45,051	52,810
Commercial leases	71,201	26,866	39,645	28,920	38,454
Consumer loans	725	711	838	780	803
	$182,394	$108,121	$123,902	$94,601	$151,139

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$7,471	$9,963	$9,057	$6,007	$10,489
Multi–family mortgage loans	13,559	18,939	19,880	18,303	21,284
Nonresidential real estate loans	12,748	5,523	6,702	10,593	13,637
Construction and land loans	41	232	50	551	176
Commercial loans	45,460	38,079	50,298	46,822	39,955
Commercial leases	26,353	28,104	33,757	28,052	22,923
Consumer loans	701	738	749	830	895
	$106,333	$101,578	$120,493	$111,158	$109,359

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$363	$1,424	$571	$1,502	$1,151
Multi–family mortgage loans	2,199	7,666	3,226	4,566	5,000
Nonresidential real estate loans	784	335	2,896	2,823	5,869
Construction and land loans	8	24	16	510	141
Commercial loans	4,873	4,120	5,268	4,772	3,149
	$8,227	$13,569	$11,977	$14,173	$15,310

(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,455	$2,952	$3,468	$3,816	$4,408
Multi–family mortgage loans	821	1,399	2,382	3,441	4,481
Nonresidential real estate loans	296	2,263	2,732	5,931	3,245
Commercial loans	—	75	75	183	76
Consumer loans	—	—	1	—	3
Nonaccrual loans	3,572	6,689	8,658	13,371	12,213

Loans past due over 90 days, still accruing	—	—	—	—	—

Other real estate owned:
One–to–four family residential real estate loans (2)	2,621	325	471	1,002	1,263
Multi–family real estate	951	1,474	2,018	2,242	2,307
Nonresidential real estate	1,747	1,289	1,240	1,169	885
Land (3)	1,692	1,721	1,810	1,903	1,903
Other real estate owned	7,011	4,809	5,539	6,316	6,358

Nonperforming assets	$10,583	$11,498	$14,197	$19,687	$18,571

Asset Quality Ratios
Nonperforming assets to total assets	0.70%	0.80%	0.99%	1.36%	1.27%
Nonaccrual loans to total loans	0.29	0.57	0.74	1.15	1.03
Allowance for loan losses to nonperforming loans	271.30	150.71	124.86	86.58	98.17

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Other real estate owned acquired from the Downers Grove National Bank merger are included in the above tables.

(3)
Other real estate owned (land) acquired from the Downers Grove National Bank merger totaled $1.7 million on December 31, 2015 and September 30, 2015, $1.8 million at June 30, 2015, March 31, 2015 and December 31, 2014.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$847	$429	$1,056	$878	$2,010
Multi–family mortgage loans	5,167	6,254	4,849	5,897	3,949
Nonresidential real estate loans	4,981	5,259	4,506	4,973	6,698
Construction and land loans	842	819	730	658	613
Commercial loans	614	703	571	516	705
	$12,451	$13,464	$11,712	$12,922	$13,975

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$2,036	$63	$138	$7,874	$4,265
60 – 89 days past due	926	816	648	255	1,167
Matured Loans	1,467	224	38	491	553
	$4,429	$1,103	$824	$8,620	$5,985

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$10,081	$10,810	$11,576	$11,990	$13,051
Charge offs:
One–to–four family residential real estate loans	(59)	(125)	(99)	(103)	(229)
Multi–family mortgage loans	(9)	(9)	(161)	(19)	(449)
Nonresidential real estate loans	(102)	(26)	(252)	(11)	(266)
Commercial loans	(54)	—	—	(98)	(23)
Consumer loans	(5)	(3)	(4)	(4)	(2)
	(229)	(163)	(516)	(235)	(969)
Recoveries:
One–to–four family residential real estate loans	407	16	219	60	284
Multi–family mortgage loans	5	169	4	4	69
Nonresidential real estate loans	460	24	9	16	23
Construction and land loans	—	38	—	6	90
Commercial loans	5	143	6	457	198
Commercial leases	—	—	—	1	—
Consumer loans	—	—	—	1	—
	877	390	238	545	664
Net (charge–offs) recoveries	648	227	(278)	310	(305)
Recovery of loan losses	(1,038)	(956)	(488)	(724)	(756)
Ending balance	$9,691	$10,081	$10,810	$11,576	$11,990

Allowance for loan losses to total loans	0.78%	0.86%	0.93%	0.99%	1.01%
Net charge–off (recovery) ratio (1)	(0.22)	(0.08)	0.10	(0.11)	0.11

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$254,830	$233,192	$190,411	$131,072	$134,129
Savings deposits	156,752	152,585	156,436	157,892	154,532
Money market accounts	329,654	327,080	334,898	339,329	338,246
Interest–bearing NOW accounts	248,982	245,780	290,670	343,949	351,947
Certificates of deposits	222,701	222,897	227,811	230,522	232,859
	$1,212,919	$1,181,534	$1,200,226	$1,202,764	$1,211,713

SELECTED AVERAGE BALANCES
Total average assets	$1,448,857	$1,434,749	$1,449,740	$1,448,335	$1,421,804
Total average interest–earning assets	1,348,782	1,336,412	1,347,810	1,344,592	1,350,815
Average loans	1,175,723	1,164,251	1,150,417	1,164,107	1,144,281
Average securities	107,344	102,578	107,697	121,958	116,234
Average stock in FHLB	6,257	6,257	6,257	6,257	6,257
Average other interest–earning assets	59,458	63,326	83,439	52,270	84,043
Total average interest–bearing liabilities	971,000	990,733	1,025,544	1,077,712	1,084,840
Average interest–bearing deposits	951,631	981,633	1,022,661	1,074,552	1,081,353
Average borrowings	19,369	9,100	2,883	3,160	3,487
Average stockholders’ equity	213,858	213,061	215,113	218,459	183,584

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.65%	3.61%	3.63%	3.68%	3.65%
Average loans	4.06	4.02	4.13	4.12	4.17
Average securities	1.07	1.03	0.96	1.09	0.98
Average other interest–earning assets	0.51	0.50	0.45	0.42	0.40
Total average interest–bearing liabilities	0.30	0.28	0.27	0.26	0.26
Average interest–bearing deposits	0.30	0.28	0.27	0.26	0.26
Average borrowings	0.25	0.17	0.28	0.26	0.34
Net interest rate spread	3.35	3.33	3.36	3.42	3.39
Net interest margin	3.43	3.40	3.42	3.48	3.44
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS (1)
BankFinancial Corporation
Equity to total assets (end of period)	14.04%	14.89%	14.71%	15.07%	14.75%
Tangible equity to tangible total assets (end of period)	14.76	14.80	14.61	14.97	14.64
Risk–based total capital ratio	17.89	19.10	18.40	18.40	18.31
Common Tier 1 (CET1)	17.01	18.14	17.39	17.35	N.A.
Risk–based tier 1 capital ratio	17.01	18.14	17.39	17.35	17.21
Tier 1 leverage ratio	13.26	13.41	13.08	13.43	13.04
Tier 1 capital	$189,044	$189,216	$186,337	$190,970	$187,290
BankFinancial FSB
Risk–based total capital ratio	15.41%	16.22%	15.54%	14.95%	16.21%
Common Tier 1 (CET1)	14.54	15.25	14.53	13.89	N.A.
Risk–based tier 1 capital ratio	14.54	15.25	14.53	13.89	15.11
Tier 1 leverage ratio	11.33	11.27	10.92	10.74	11.45
Tier 1 capital	$161,545	$159,118	$155,586	$152,777	$164,420

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.63	$12.43	$11.78	$13.14	$11.86
High	13.22	12.48	13.62	13.16	12.17
Low	12.10	11.57	11.47	11.07	10.24
Common shares outstanding	20,297,317	20,501,966	20,501,966	21,101,966	21,101,966
Book value per share	$10.46	$10.39	$10.33	$10.31	$10.24
Tangible book value per share	$10.40	$10.32	$10.25	$10.23	$10.15
Cash dividends declared on common stock	$0.04	$0.08	$0.04	$0.04	$0.03
Dividend payout ratio	38.59%	69.82%	37.95%	42.50%	1.83%
Stock repurchases	$2,582	$—	$7,388	$—	$—
Stock repurchases – shares	204,649	—	600,000	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,116	$2,349	$2,224	$1,986	$34,678
Average common shares outstanding	20,428,979	20,501,966	20,811,856	21,101,966	21,101,966
Less: Unearned ESOP shares	(743,659)	(768,327)	(792,816)	(825,348)	(841,526)
Unvested restricted stock shares	(7,932)	(7,932)	(9,682)	(16,822)	(16,822)
Weighted average common shares outstanding	19,677,388	19,725,707	20,009,358	20,259,796	20,243,618
Plus: Dilutive common shares equivalents	25,141	5,595	4,215	5,888	9,755
Weighted average dilutive common shares outstanding	19,702,529	19,731,302	20,013,573	20,265,684	20,253,373
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	536,459	—	—	—	—
Weighted average exercise price of anti–dilutive options	$12.99	$—	$—	$—	$—
Basic earnings per common share	$0.11	$0.12	$0.11	$0.10	$1.72
Diluted earnings per common share	$0.11	$0.12	$0.11	$0.10	$1.72
(1) All Capital amounts and ratios prior to March 31, 2015 were calculated Pre-Basel III requirements.
N.A. Not Applicable

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,299	$3,283	$14,100	$9,297
Recovery of loan losses	(1,038)	(756)	(3,206)	(736)
	2,261	2,527	10,894	8,561
Adjustments:
Equity-based compensation	306	18	638	70
Nonperforming asset management	239	219	681	838
Loss (gain) on sale of other real estate owned	33	75	(58)	35
Valuation adjustments of other real estate owned	81	46	548	438
Operations of other real estate owned	169	127	573	935
Adjustments	828	485	2,382	2,316
Pre–tax pre–provision earnings from core operations	$3,089	$3,012	$13,276	$10,877

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.85%	0.85%	0.92%	0.76%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2015				2014
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from core operations
Income before income taxes	$3,299	$3,881	$3,648	$3,272	$3,283
Recovery of loan losses	(1,038)	(956)	(488)	(724)	(756)
	2,261	2,925	3,160	2,548	2,527
Adjustments:
Equity-based compensation	306	297	17	17	18
Nonperforming asset management	239	244	108	91	219
Loss (gain) on sale of other real estate owned	33	(11)	(22)	(58)	75
Valuation adjustments of other real estate owned	81	231	23	213	46
Operations of other real estate owned	169	114	91	199	127
	828	875	217	462	485
Pre–tax pre–provision earnings from core operations	$3,089	$3,800	$3,377	$3,010	$3,012

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.85%	1.06%	0.93%	0.83%	0.85%

(1)	Annualized